EXHIBIT 23.1
                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS




As independent public accountants, we hereby consent to the incorporation of our report dated November 3, 1995, included in this Form 10-K, into the Company's previously filed Form S-8 Registration Statements, File Numbers 2-90841, 2-95899, 33-6917, 33-27001, 33-50404 and 33-89470.




                                                    ARTHUR ANDERSEN LLP




San Jose, California
December 22, 1995